Summary of Significant Accounting Policies (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Accounting Policies [Abstract]
Schedule of Anti-dilutive Basic and Diluted Earnings Per Share

For the nine months ended September 30, 2020, the following common stock equivalents were excluded from the computation of diluted net loss per share as the result of the computation was anti-dilutive.

September 30,
2020
(Shares)
Series A Preferred Stock	150,000,000
Stock options	11,327,991
Warrants	330,504,870
Convertible notes	20,577,778
Total	512,410,639

For the year ended December 31, 2019 and 2018, respectively, the following common stock equivalents were excluded from the computation of diluted net loss per share as the result of the computation was anti-dilutive.

	December 31,	December 31,
	2019	2018
Convertible notes	4,278,258	3,267,291
Warrants	1,873,684	67,204
Options	377,227	166,385